FEDERATED ULTRASHORT BOND FUND

A portfolio of Federated Total Return Series, Inc.

INSTITUTIONAL SERVICE SHARES

SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 30, 1999

The Fund now offers two classes of shares: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. Each Share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

The Fund's Institutional Service Shares expect to pay and accrue the distribution (12b-1) fee for the fiscal year ending September 30, 2000. This action will not increase the overall expenses of the Fund. Accordingly, please replace the Fund's Fees and Expenses table in your prospectus with the following:

WHAT ARE THE FUND'S FEES AND EXPENSES?


FEDERATED ULTRASHORT BOND FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Institutional Service Shares.

SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT


Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of            None
offering price)..........................................
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                           None
 ................................................................................
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering                                     None
price).........................................................................
Redemption Fee (as a percentage of amount redeemed, if                          None
applicable)..................................................................
Exchange Fee..................................................                  None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)1
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS (AS A PERCENTAGE OF AVERAGE
NET ASSETS)
Management Fee2.................................................................0.60%
Distribution (12b-1) Fee3.......................................................0.25%
Shareholder Services Fee........................................................0.25%
Other Expenses..................................................................0.19%
Total Annual Fund Operating Expenses4...........................................1.29%
1 Although not contractually obligated to do so, the Adviser and distributor will waive certain amounts. These are shown below along with the net expenses the Fund EXPECTS TO PAY for the fiscal year ending September 30,
  2000.

  Total Waiver of Fund Expenses.................................................0.49%
  Total Actual Annual Fund Operating Expenses (after                            0.80%
  waivers)......................................................................

2 The Adviser expects to voluntarily waive a portion of the management fee. The
  Adviser can terminate this anticipated voluntary waiver at any time. The management fee the Fund expects to pay (after the anticipated voluntary waiver) is 0.16% for the fiscal year ending September 30, 2000.

3 The distributor expects to voluntarily waive a portion of the distribution
  (12b-1) fee. The distributor can terminate this anticipated voluntary waiver at any time. The distribution (12b-1) fee the Fund's Institutional Service Shares expect to pay (after the anticipated voluntary waiver) is 0.20% for the fiscal year ending September 30, 2000.

4 For the fiscal year ended September 30, 1999, the Fund had Total Annual Fund
  Operating Expenses and Total Actual Annual Fund Operating Expenses of 1.51% and 0.77%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses are BEFORE WAIVERS as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

      1 Year            3 Years           5 Years           10 Years

      $131        $409              $708              $1,556
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                                                                 May 30, 2000



Cusip 31428Q606
25483(5/00)